UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2023

Breeze Holdings Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39718	85-1849315
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

955 W. John Carpenter Freeway, Suite 100-929

Irving, TX 75039

(Address of principal executive offices and zip code)

(619) 500-7747

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BREZ	The NASDAQ Stock Market LLC
Rights exchangeable into one-twentieth of one share of common stock	BREZR	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	BREZW	The NASDAQ Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 15, 2023, Breeze Holdings Acquisition Corp. (the “Company”) held its annual meeting of stockholders at 10:00 a.m. Eastern Time (the “Annual Meeting”) virtually via live webcast. The number of shares of common stock that voted on matters presented at the Annual Meeting was 3,821,418, representing approximately 89% of the 4,299,276 shares common stock outstanding as of the October 26, 2023, the record date for the Annual Meeting (the “Record Date”).

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 2, 2023 (the “Proxy Statement”) and are incorporated herein by reference.

Proposal 1. The election of three Class II directors, each to serve a two-year term, or until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Douglas Ramsey	3,290,074	8	531,336
Bill Stark	3,290,076	6	531,336
Albert McLelland	3,283,618	6,464	531,336

Proposal 2. The ratification of the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstain
3,819,650	98	1,670

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Breeze Holdings Acquisition Corp.

	By:	/s/ J. Douglas Ramsey
J. Douglas Ramsey
Chairman of the Board, Chief Executive Officer, and Chief Financial Officer

Dated: December 18, 2023

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